UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

SOBR SAFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(844) 762-7723

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOBR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

SOBR Safe, Inc. (the “Company”) convened its 2024 Special Stockholder Meeting (the “Special Meeting”) virtually on Monday, December 9, 2024 at 1:00 p.m. Mountain Time via webcast at www.virtualshareholdermeeting.com/SOBR2024SM. A quorum was present for the Special Meeting.

Three proposals were described in the Proxy Statement as filed with the Securities and Exchange Commission on November 15, 2024. As of the record date, October 18, 2024, a total of 921,949 shares of common stock of the Company were issued and a total of 921,949 shares of common stock were outstanding and entitled to vote. The holders of record of 327,528 shares of common stock were present or represented by proxy at said meeting for a total of 327,528 votes represented at the meeting. Such amount represented 35.52% of the total shares outstanding and entitled to vote at the Special Meeting.

At the Special Meeting, the stockholders approved Proposals 1 and 2, which were the only proposal submitted to a vote. The final votes on the proposals were cast as set forth below:

1.

Proposal No. 1 – Issuance of Shares upon exercise of warrants pursuant to a Securities Purchase Agreement. The stockholders approved, for purposes of complying with applicable Nasdaq rules and upon exercise of warrants pursuant to that certain Securities Purchase Agreement dated October 7, 2024, the issuance of up to 29,011,695 shares of common stock of the Company.

Shares FOR	Shares AGAINST	ABSTAIN
46,159	17,742	4,519

2.

Proposal No. 2 – Granting Board of Directors Discretion to Effect Reverse Stock Split. The stockholders approved, for purposes of complying with applicable Nasdaq rules, the granting of discretion to the Board of Directors to amend the Company’s certificate of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-two (1:2) up to one-for-ten (1:10), or anywhere between, as may be determined by the Board of Directors on or before December 31, 2025.

Shares FOR	Shares AGAINST	ABSTAIN
278,934	47,825	769

Proposal 3, the approval of the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposals 1 and 2 or establish a quorum, was not presented to the stockholders at the meeting, as a quorum had been established and preliminary voting results indicated that Proposals 1 and 2 were approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc. a Delaware corporation

Dated: December 10, 2024	By:	/s/ David Gandini
David Gandini, Chief Executive Officer

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